UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
July 16, 2025
Date of report (Date of earliest event reported)
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SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in its charter)
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Pennsylvania	0-10200	23-1707341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices and Zip Code)
(610) 676-1000
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 16, 2025, Stephanie D. Miller tendered her resignation from the Board of Directors (the “Board") of SEI Investments Company (the “Company”), effective upon acceptance from the Board. Ms. Miller indicated that her resignation was not because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
On July 21, 2025, the Board accepted Ms. Miller’s resignation. On July 22, 2025, the Board adopted a resolution pursuant to Section 3.03 of Article III of the Company’s Amended and Restated By-Laws (the “By-Laws”) to set the number of directors constituting the Board at nine and elected Thomas C. Naratil and Karin A. Risi to the Board, effective immediately, to serve in the classes of directors whose term expires at the Company’s Annual Meeting of Shareholders to be held in 2026 and 2028, respectively. Mr. Naratil was appointed to serve as a member of the Audit and Legal and Regulatory Oversight committees of the Board, and Ms. Risi to serve as a member of the Compensation and Nominating and Governance committees of the Board.
In connection with their appointments, each of Mr. Naratil and Ms. Risi was granted 2,076 restricted stock units (“RSUs”) for Company common stock under the Company’s 2024 Omnibus Equity Compensation Plan (the “2024 Plan”). The RSUs will vest over three years in equal annual installments on the first three anniversaries of July 22, 2025, provided that Mr. Naratil or Ms. Risi, as the case may be, is serving as a director of the Company on such date.
Mr. Naratil and Ms. Risi will receive compensation for their service as director consistent with that of the Company’s other non-employee directors, as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 14, 2025. There are no arrangements or understandings between Mr. Naratil or Ms. Risi and any other persons pursuant to which Mr. Naratil or Ms. Risi was selected as a director, and there are no transactions in which Mr. Naratil or Ms. Risi has an interest requiring disclosure under Item 404(a) of Regulation S-K.
A press release relating to the appointments of Mr. Naratil and Ms. Risi, issued July 22, 2025, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 22, 2025 of SEI Investments Company related to the appointments of Thomas C. Naratil and Karen A. Risi to the Company’s Board of Directors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	July 22, 2025	By:	/s/ Sean J. Denham
Sean J. Denham Chief Financial and Chief Operating Officer